SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       JULY 16, 2001



                                Nx NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                  000-20512                 54-1345159
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S.  Employer
    of  Incorporation)                                       Identification No.)




                                NX NETWORKS, INC.
                          13595 DULLES TECHNOLOGY DRIVE
                             HERNDON, VIRGINIA 20171
          (Address of Principal Executive Offices, Including Zip Code)
                                 (703) 742-6000
              (Registrant's telephone number, including area code)





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                                 EXPLANTORY NOTE

         This Amendment to our Current Report on Form 8-K is filed to supplement our prior report by disclosing that from December 31, 2001 through the date Arthur Andersen LLP was dismissed as our independent public accountants we did not have any disagreement with them on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING  ACCOUNTANT


         On July 16, 2001, we dismissed Arthur Andersen LLP as independent public accountants. The dismissal resulted after we were unable to reach agreement with Arthur Andersen on its fees for continuing as our independent public accountants.

         Arthur Andersen LLP's reports on our financial statements for the fiscal years ended December 31, 1999 and 2000 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for the year ended December 31, 2000, however, did contain a statement expressing concern about our ability to continue as a going concern.

         During the two most recent fiscal years and through July 16, 2001, we have not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


         On December 15, 2000 Arthur Andersen LLP issued to us a letter expressing its concern over material weaknesses in our internal controls, which it identified during its review of our financial statements for the period ended September 30, 2000 and on April 17, 2001 Arthur Andersen LLP issued to us a letter expressing its concern over material weaknesses in our internal controls, which it identified during its audit of our financial statements for the year ended December 31, 2000.

         The Board of Directors approved the dismissal of Arthur Andersen LLP upon the recommendation of our Audit Committee. The Board of Directors has identified a new accounting firm that will be announced when its engagement is executed by both parties.

         We have provided Arthur Andersen LLP with a copy of this disclosure and have requested that Arthur Andersen furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Arthur Andersen LLP's letter to the SEC, dated August 22, 2001, is filed as Exhibit
16.1 to this Form 8-K).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibit is included as part of this report:

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated August 22, 2001.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Nx NETWORKS, INC.



Date:  August 22, 2001                         By:  /s/    Peter J. Kendrick
                                                  _____________________________
                                                  Name:  Peter J. Kendrick
                                                  Title: Chief Financial Officer




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                                  EXHIBIT LIST




EXHIBIT NO.                DESCRIPTION

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated August 22, 2001.